[LOGO] ARIEL MUTUAL FUNDS

                             Ariel Investment Trust
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601

April 30, 2005

Dear Shareholder,

     The attached Prospectus/Proxy Statement discusses a proposal to be voted on by the shareholders of Ariel Premier Bond Fund, a series of Ariel Investment Trust ("Ariel Trust"), a Massachusetts business trust. As a shareholder of Ariel Premier Bond Fund, you are being asked to approve an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") under which Ariel Premier Bond Fund would be converted into Lehman Brothers Core Bond Fund, a newly created series of Neuberger Berman Income Funds, a Delaware statutory trust.

     You are being asked to review the Prospectus/Proxy Statement and to cast your vote on the proposal to convert Ariel Premier Bond Fund into Lehman Brothers Core Bond Fund. If the Reorganization Plan is approved, Ariel Premier Bond Fund's existing investment adviser, Ariel Capital Management, LLC, will be replaced by Neuberger Berman Management Inc. Lincoln Capital Fixed Income Management Company, LLC, Ariel Premier Bond Fund's current sub-adviser, will continue to serve as sub-adviser to Lehman Brothers Core Bond Fund, and Lehman Brothers Core Bond Fund will have a substantially identical investment program as Ariel Premier Bond Fund. Please note that on April 1, 2005, Lincoln Capital Fixed Income Management Company, LLC changed its name to Lehman Brothers Asset Management LLC. The Board of Trustees of Ariel Trust, on behalf of Ariel Premier Bond Fund, unanimously recommends that you vote "FOR" the Reorganization Plan.

     If approved by shareholders, this is how the proposed reorganization will work:

     o Ariel Premier Bond Fund will transfer its assets to Lehman Brothers Core Bond Fund.

     o In return, Lehman Brothers Core Bond Fund will issue new shares to Ariel Premier Bond Fund, which then will be distributed to you in an amount equal in number and value to your Ariel Premier Bond Fund shares. You will receive Lehman Brothers Institutional Class or Neuberger Berman Investor Class shares, as appropriate, of Lehman Brothers Core Bond Fund. Lehman Brothers Core Bond Fund will also assume any outstanding liabilities of Ariel Premier Bond Fund at the time of the proposed reorganization.

     o You will not incur any sales loads or similar transaction costs as a result of the proposed reorganization.

     Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone -- instructions can be found on your proxy card. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of Ariel Trust may be voted only in person or by written proxy.

     If you have any questions, please call our proxy agent at 1-800-628-8510 who will be glad to assist you.


Very truly yours,


/s/ Merrillyn J. Kosier

Merrillyn J. Kosier
Vice President
Ariel Investment Trust

Q.   WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A. This document is a combined proxy statement for Ariel Premier Bond Fund and a prospectus for Lehman Brothers Core Bond Fund. This Prospectus/Proxy Statement contains information Ariel Premier Bond Fund shareholders should know before voting on the proposed reorganization of Ariel Premier Bond Fund into Lehman Brothers Core Bond Fund. It should be retained for future reference.

Q.   WHAT IS THE PROPOSED REORGANIZATION?

A. Ariel Investment Trust ("Ariel Trust"), on behalf of Ariel Premier Bond Fund, has entered into an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") with Neuberger Berman Income Funds, on behalf of Lehman Brothers Core Bond Fund. Under the Reorganization Plan, Ariel Premier Bond Fund would be converted to Lehman Brothers Core Bond Fund, a mutual fund to be managed by Neuberger Berman Management Inc. ("NBMI"). Lehman Brothers Core Bond Fund would retain Ariel Premier Bond Fund's current sub-adviser, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), as sub-adviser and would have investment objectives and principal investment strategies substantially identical to those of Ariel Premier Bond Fund. On April 1, 2005, Lincoln Capital Fixed Income Management Company, LLC changed its name to Lehman Brothers Asset Management LLC. The Board of Trustees of Ariel Trust ("Ariel Trust Board") has approved the Reorganization Plan. You, as a shareholder of Ariel Premier Bond Fund, are now being asked to approve the Reorganization Plan. If approved, and if certain other conditions are met, Ariel Premier Bond Fund shares will be exchanged for Lehman Brothers Core Bond Fund shares. In approving the Reorganization Plan, you are also approving NBMI as Lehman Brothers Core Bond Fund's investment adviser and Lincoln Capital (under its new name) as Lehman Brothers Core Bond Fund's sub-adviser.

Q.   WHY IS THE REORGANIZATION BEING PROPOSED?

A. The primary reason for the proposed reorganization is to provide for the ongoing management of Ariel Premier Bond Fund. Due to the relatively small asset size of Ariel Premier Bond Fund, Ariel Capital Management, LLC, its investment adviser ("Ariel Capital"), had proposed to Ariel Trust Board the liquidation of Ariel Premier Bond Fund. Ariel Premier Bond Fund's sub-adviser, Lincoln Capital, expressed an interest in continuing to manage Ariel Premier Bond Fund, which the Ariel Trust Board believed would be preferable to liquidation. As a result, Neuberger Berman Inc., NBMI's parent company and an affiliate of Lincoln Capital, entered into an agreement with Ariel Capital dated March 18, 2005, pursuant to which Neuberger Berman Inc. would acquire certain assets and the goodwill related to Ariel Capital's business with respect to Ariel Premier Bond Fund and Ariel Capital would agree to certain transitional and post-closing services and covenants. The reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with that sale by Ariel Capital. The proposed reorganization will provide the fund with access to new distribution capabilities and may result in an increase in assets of the fund.

Q.   HOW WILL THIS AFFECT ME AS AN ARIEL PREMIER BOND FUND SHAREHOLDER?

A. You will become a shareholder of Lehman Brothers Core Bond Fund, which will retain Ariel Premier Bond Fund's existing sub-adviser, Lincoln Capital (under its new name), as its sub-adviser. NBMI would replace Ariel Premier Bond Fund's existing investment adviser, Ariel Capital. If you are a shareholder of Investor Class shares of the Ariel Premier Bond Fund, you will receive Neuberger Berman Investor Class shares of the Lehman Brothers Core Bond Fund. If you are a shareholder of Institutional Class shares of the Ariel Premier Bond Fund, you will receive Lehman Brothers Institutional Class shares of the Lehman Brothers Core Bond Fund. There will be no sales charges or redemption fees applied in connection with the proposed reorganization. The Lehman Brothers Core Bond Fund shares that you receive will have a total net asset value equal to the total net asset value of the Ariel Premier Bond Fund shares you held as of the closing date of the proposed reorganization.

Q.   WILL THE PROPOSED REORGANIZATION RESULT IN ANY TAXES?

A. We expect that neither Ariel Premier Bond Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the proposed reorganization of Ariel Premier Bond Fund into Lehman Brothers Core Bond Fund.

Q.   HOW DOES ARIEL'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. Ariel Trust Board unanimously recommends that you vote "FOR" the proposed reorganization of Ariel Premier Bond Fund into Lehman Brothers Core Bond Fund. In making this determination, the Board considered, among other factors, that Ariel Premier Bond Fund's sub-adviser would continue to manage the Lehman Brothers Core Bond Fund using a substantially identical investment approach, and that the total expenses for the Lehman Brothers Core Bond Fund would be similar.

Q.   WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

A. Neuberger Berman Inc. has agreed to pay the costs associated with the proposed reorganization of Ariel Premier Bond Fund into Lehman Brothers Core Bond Fund. Ariel Premier Bond Fund will not bear any of these costs.

Q.   HOW DO I CONTACT YOU?

A. If you have any questions about the proposal or the proxy card, please call our proxy agent, toll-free at 1-800-628-8510. To learn more about NBMI and Lehman Brothers Core Bond Fund, call 1-800-877-9700.


                                  PLEASE VOTE.


           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                             ARIEL PREMIER BOND FUND
                             Ariel Investment Trust
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601

                          ---------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on June 10, 2005

                         ---------------------------

     A Special Meeting ("Meeting") of shareholders of Ariel Premier Bond Fund will be held at the offices of Ariel Investment Trust, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 on June 10, 2005, at 9:00 a.m. Central Time, for the following purposes:

     PROPOSAL 1: To approve an Agreement and Plan of Reorganization and
                 Termination ("Reorganization Plan"), between Ariel Investment Trust ("Ariel Trust"), on behalf of Ariel Premier Bond Fund, and Neuberger Berman Income Funds, on behalf of its newly created series, Lehman Brothers Core Bond Fund, and the transactions contemplated thereby, including (a) the transfer of all the assets of Ariel Premier Bond Fund to, and the assumption of all the liabilities of Ariel Premier Bond Fund by, Lehman Brothers Core Bond Fund in exchange solely for two classes of shares of Lehman Brothers Core Bond Fund; (b) the distribution of those Lehman Brothers Core Bond Fund shares pro rata to shareholders of the respective two classes of Ariel Premier Bond Fund; and (c) the termination of Ariel Premier Bond Fund; and

     PROPOSAL 2: To transact such other business as may properly come before the Meeting and any adjournment thereof.

     The proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of Ariel Premier Bond Fund at the close of business on April 15, 2005. If you attend the Meeting, you may vote your shares in person. To enter the building, please bring a photo ID and check in at the reception desk. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

                                 By order of the Board of Trustees,

                                 Erik D. Ojala
                                 Secretary
                                 Ariel Investment Trust

Chicago, Illinois

--------------------------------------------------------------------------------
                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                                 SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

     To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, on the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. To vote on the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted on the Internet or by telephone. To vote in this manner, you will need the "control" number that appears on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of Ariel Trust may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, the Internet, or in person, you may receive a call from a representative of D.F. King & Co., Inc. if Ariel Premier Bond Fund does not receive your vote.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.
--------------------------------------------------------------------------------

                                                       [LOGO] NEUBERGER | BERMAN
                                                       A Lehman Brothers Company


                           PROSPECTUS/PROXY STATEMENT

                              Dated April 30, 2005


                             ARIEL PREMIER BOND FUND
                             Ariel Investment Trust
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601
                            Telephone 1-800-292-7435

                               To reorganize into:


                         LEHMAN BROTHERS CORE BOND FUND
                   (a series of Neuberger Berman Income Funds)
                                605 Third Avenue
                            New York, New York 10158
                            Telephone 1-800-877-9700

     This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Ariel Investment Trust ("Ariel Trust"), on behalf of Ariel Premier Bond Fund ("Ariel Bond Fund"), in connection with a Special Meeting of its shareholders to be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 on June 10, 2005 at 9:00 a.m. Central Time ("Meeting"), at which those shareholders will be asked to approve the Agreement and Plan of Reorganization and Termination ("Reorganization Plan"), between Ariel Trust, on behalf of Ariel Bond Fund, and Neuberger Berman Income Funds ("New Trust"), on behalf of its newly created series, Lehman Brothers Core Bond Fund ("New Fund"), and the transactions contemplated thereby, including: (a) the transfer of all assets of Ariel Bond Fund to, and the assumption of all liabilities of Ariel Bond Fund by, New Fund in exchange solely for two classes of shares of New Fund; (b) the distribution of those New Fund shares pro rata to shareholders of the respective two classes of Ariel Bond Fund; and (c) the termination of Ariel Bond Fund ("Proposed Reorganization"). A form of the Reorganization Plan is attached as Appendix A.

     New Fund and Ariel Bond Fund are series of open-end management investment companies. In approving the Reorganization Plan, the Board of Trustees of Ariel Trust ("Ariel Trust Board") considered, among other things, (1) the terms and conditions of the Reorganization Plan; (2) the best interests of the shareholders of Ariel Bond Fund; (3) that Ariel Bond Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) the costs of the Proposed Reorganization are to be borne by Neuberger

Berman Inc. and not by Ariel Bond Fund; (6) the performance history and continuing portfolio management of Ariel Bond Fund's sub-adviser, which will also sub-advise New Fund; (7) the respective management fees and operating expenses of Ariel Bond Fund and New Fund; and (8) the terms and conditions of an agreement between Ariel Capital Management, LLC and Neuberger Berman Inc.

     This Prospectus/Proxy Statement constitutes the proxy statement of Ariel Bond Fund for the Meeting and the prospectus for the shares of New Fund that are currently being registered with the Securities and Exchange Commission ("SEC") and are to be issued by New Fund in connection with the Proposed Reorganization.

     If approved by Ariel Bond Fund shareholders, the Proposed Reorganization will be effected by the transfer of all the assets of the Institutional Class shares and Investor Class shares of Ariel Bond Fund in exchange solely for Lehman Brothers Institutional Class shares ("Institutional Class") and Neuberger Berman Investor Class shares ("Investor Class"), respectively, of New Fund and New Fund's assumption of all liabilities of Ariel Bond Fund. On the day of the Proposed Reorganization, each Ariel Bond Fund shareholder will receive shares of New Fund with the same total net asset value as their Ariel Bond Fund shares. As soon as reasonably practicable, after the Proposed Reorganization is effected, Ariel Bond Fund will be terminated.

     This Prospectus/Proxy Statement sets forth certain information that an Ariel Bond Fund shareholder should know before voting on the Reorganization Plan and should be retained for future reference. A Statement of Additional Information relating to this Prospectus/Proxy Statement dated April 30, 2005 ("SAI") has been filed with the SEC and is incorporated herein by reference. A copy of the SAI may be obtained without charge by writing or calling New Fund at the address and telephone number shown on the prior page.

     This Prospectus/Proxy Statement was first mailed to shareholders on or about April 30, 2005.

     Shares of New Fund and Ariel Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by Ariel Trust or New Trust.

                           TABLE OF CONTENTS

                                                                              Page
                                                                              ----
SUMMARY ............................................................           1
  About the Proposed Reorganization ................................           1
  Board Considerations .............................................           1
  Reasons for the Proposed Reorganization ..........................           2
  Investment Objectives and Policies ...............................           2
  Purchases ........................................................           3
  Exchanges ........................................................           3
  Dividends and Other Distributions ................................           3
  Redemption Procedures ............................................           3
  Voting Information ...............................................           4
  Federal Income Tax Consequences ..................................           5
COMPARISON OF PRINCIPAL RISK FACTORS ...............................           5
  Main Risks .......................................................           5
  Other Risks ......................................................           6
OVERVIEW OF ARIEL BOND FUND AND NEW FUND ...........................           6
  Investment Objectives, Strategies, Policies of Ariel Bond Fund and
  New Fund .........................................................           6
  New Fund's Goal and Strategy .....................................           7
  Performance Information ..........................................           9
  Comparative Fee Tables ...........................................          11
  Expense Example ..................................................          13
  Management and Arrangements with Service Providers ...............          14
  Shareholder Rights ...............................................          15
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION ....................................................          16
  Description of the Agreement and Plan of Reorganization and
  Termination ......................................................          17
  Reasons for the Proposed Reorganization ..........................          19
  Board Considerations .............................................          20
  Capitalization ...................................................          20
  Federal Income Tax Consequences ..................................          21
FINANCIAL HIGHLIGHTS ...............................................          22
INFORMATION RELATING TO VOTING MATTERS .............................          22
  General Information ..............................................          22
  Shareholder Approval .............................................          23
  Control Persons ..................................................          23
  Quorum; Adjournment ..............................................          24

  Description of the Securities to be Issued .......................          25
ADDITIONAL INFORMATION ABOUT NEW FUND AND ARIEL
  BOND FUND ........................................................          25
LEGAL MATTERS ......................................................          26
EXPERTS ............................................................          26
OTHER BUSINESS .....................................................          26
SHAREHOLDER INQUIRIES ..............................................          27
APPENDIX A FORM OF AGREEMENT AND PLAN OF
  REORGANIZATION AND TERMINATION ...................................         A-1
APPENDIX B INFORMATION RELATING TO BUYING
  AND SELLING SHARES OF NEW FUND'S SHARES OF
  EACH CLASS .......................................................         B-1
APPENDIX C ARRANGEMENTS WITH SERVICE PROVIDERS .....................         C-1
APPENDIX D CAPITALIZATION TABLES ...................................         D-1

                                     SUMMARY

     The following is a summary of certain information relating to the Proposed Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the attached appendices.

About the Proposed Reorganization

     Ariel Trust Board and the Board of Trustees of New Trust ("New Trust Board"), including in each case all the trustees who are not "interested persons" of Ariel Trust or New Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), propose that Ariel Bond Fund convert into New Fund and that each Ariel Bond Fund shareholder become a shareholder of New Fund.

     The Proposed Reorganization will have three steps:

     o First, if the shareholders of Ariel Bond Fund approve the Reorganization Plan, Ariel Bond Fund will transfer all of its assets to New Fund. In exchange, Ariel Bond Fund will receive shares of New Fund Investor Class equal in number and net asset value to Ariel Bond Fund's Investor Class shares and shares of New Fund Institutional Class equal in number and net asset value to Ariel Bond Fund's Institutional Class shares, all calculated as of the close of business on the date of closing of the Proposed Reorganization ("Closing Date"). New Fund will assume all of Ariel Bond Fund's liabilities.

     o Second, New Fund, through its transfer agent, will open an account for each Investor Class and Institutional Class shareholder of Ariel Bond Fund and will credit each such account with Investor Class or Institutional Class shares, respectively, of New Fund equal in number and net asset value to the Ariel Bond Fund shares that the shareholder owned on the Closing Date.

     o    Ariel Bond Fund will subsequently be terminated.

     Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets, assumption of liabilities, distribution of shares and termination of Ariel Bond Fund.

     No sales charge or fee of any kind will be charged to Ariel Bond Fund shareholders in connection with the Proposed Reorganization. Consummation of the Proposed Reorganization is subject to a number of conditions.

Board Considerations

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, each of Ariel Trust Board and New Trust Board has determined that the Proposed Reorganization is in the best interests of shareholders of Ariel Bond Fund and New Fund, respectively, and Ariel Trust Board has determined that the interests of existing shareholders of Ariel Bond Fund will not be diluted as a result of the Proposed Reorganization. See "Information Relating to the Proposed Reorganization -- Board Considerations."

Reasons for the Proposed Reorganization

     The primary reason for the Proposed Reorganization is to provide for the ongoing management of Ariel Bond Fund. Due to the relatively small asset size of Ariel Bond Fund, Ariel Capital Management, LLC, its investment adviser ("Ariel Capital"), had proposed to Ariel Trust Board the liquidation of Ariel Bond Fund. Ariel Bond Fund's sub-adviser, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), expressed an interest in continuing to manage Ariel Bond Fund, which Ariel Trust Board believed would be preferable to liquidation. On April 1, 2005, Lincoln Capital Fixed Income Management Company, LLC changed its name to Lehman Brothers Asset Management LLC. As a result, Neuberger Berman Inc., Neuberger Berman Management Inc.'s ("NBMI") parent company and an affiliate of Lincoln Capital, entered into an agreement with Ariel Capital dated March 18, 2005, pursuant to which Neuberger Berman Inc. would acquire certain assets and the goodwill related to Ariel Capital's business with respect to Ariel Bond Fund and Ariel Capital would agree to certain transitional and post-closing services and covenants. The Proposed Reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with that sale by Ariel Capital, and the consummation of the agreement is conditioned upon, among other things, shareholders of Ariel Bond Fund approving the Proposed Reorganization. The Proposed Reorganization will provide New Fund with access to new distribution capabilities and may result in an increase in assets of the fund.

     In approving the Proposed Reorganization, Ariel Trust Board considered, among other things, (1) the terms and conditions of the Reorganization Plan; (2) the best interests of the shareholders of Ariel Bond Fund; (3) that Ariel Bond Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) the costs of the Proposed Reorganization are to be borne by Neuberger Berman Inc. and not by Ariel Bond Fund; (6) the performance history and continuing portfolio management of Ariel Bond Fund's sub-adviser, which will also sub-advise New Fund; (7) the respective management fees and operating expenses of Ariel Bond Fund and New Fund; and (8) the terms and conditions of the agreement between Ariel Capital and Neuberger Berman Inc.

Investment Objectives and Policies

     Since New Fund has been created as a shell series of New Trust solely for the purpose of the Proposed Reorganization, it has investment objectives and principal investment policies and strategies that are substantially identical to those of Ariel Bond Fund. However, New Fund will not be subject to some of the investment limitations that apply to Ariel Bond Fund.

Purchases

     Shares of Ariel Bond Fund are, and shares of New Fund will be, sold on a continuous basis at net asset value with no sales charges. The net asset value of shares of each class of Ariel Bond Fund and New Fund is calculated as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central Time, which is 4:00 p.m. Eastern Time). Purchases of each class of shares may be made by wire, by phone (except Ariel Bond Fund Institutional Class) or by check (except New Fund Institutional Class). Purchases of the Investor Class shares of Ariel Bond Fund and of the Investor Class shares of New Fund can also be made via the Internet or by setting up an automatic/systematic investment program. Purchases of the Institutional Class shares of New Fund may be made through certain investment providers or directly if the investment minimums are met. Shareholders of Ariel Bond Fund and of New Fund may reinvest their dividends in Fund shares. Ariel Bond Fund and New Fund shareholders may not make an initial purchase by telephone. Minimum additional investments for the purchase of shares of Ariel Bond Fund Investor Class are $50. Minimum additional investments for purchases of shares of New Fund Investor Class will be $100. However, New Fund Investor Class shareholders may purchase shares by phone or by wire only if the investment order is for at least $1,000.

Exchanges

     Shares of New Fund Investor Class may be exchanged on any business day at their net asset value for shares of the Investor Class of one or more of the 17 other Neuberger Berman funds. Exchanges for a first investment in a Neuberger Berman fund require a minimum investment of $2,000; exchanges of additional investments in a Neuberger Berman fund require $1,000. Shares of New Fund Institutional Class may not be exchanged. Shares of each class of Ariel Bond Fund may be exchanged on any business day at their net asset value for shares of the two other funds of Ariel Trust and the SSgA Money Market Fund as long as the investment minimums for the desired fund are met.

Dividends and Other Distributions

     Ariel Bond Fund and New Fund ordinarily will declare income dividends daily and pay income dividends monthly. Ariel Bond Fund and New Fund will make distributions from net realized capital gains, if any, annually. Dividends and capital gain distributions will be automatically reinvested in fund shares, unless otherwise indicated in the purchase application or in writing. Ariel Bond Fund and New Fund also provide the following options: shareholders may (1) receive all distributions in cash or (2) reinvest capital gain distributions, but receive income distributions in cash.

Redemption Procedures

     Shares of Ariel Bond Fund and New Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after a redemption request is accepted. Redemptions of New Fund Institutional Class shares may be made directly or through certain investment providers. Redemptions of each class of shares may be made in writing by sending a letter, by telephone, or by wire. Investor Class shares of Ariel Bond Fund and New Fund also may be redeemed via the Internet or under a Systematic Withdrawal Plan. Shares of Investor Class and Institutional Class of New Fund valued up to $50,000 and $250,000, respectively, may be redeemed by sending a written request by fax. All phone orders to sell shares of New Fund must be for at least $1,000, unless you are closing out an account. There is no such minimum for redeeming Ariel Bond Fund shares by phone. New Fund Institutional Class has no Systematic Withdrawal Plan. Ariel Bond Fund's Systematic Withdrawal Plan requires a $25,000 minimum account balance, while New Fund Investor Class requires a $5,000 balance. Withdrawals under Ariel Bond Fund's and New Fund's plan must be at least $100.

     Ariel Bond Fund and New Fund each give shareholders the option of having their redemption proceeds wired to a designated bank account. For this service, New Fund Investor Class charges an $8 fee if the total balance in all Neuberger Berman fund accounts is less than $200,000. Ariel Bond Fund may charge a $10 fee for this service. There is no fee for this service for New Fund Institutional Class shares.

     Both classes of shares of Ariel Bond Fund and shares of Investor Class of New Fund require a signature guarantee when selling more than $100,000 or $50,000 worth of shares, respectively. Both classes of shares of Ariel Bond Fund and shares of Investor Class of New Fund also require a signature guarantee when a check for the proceeds is made out to someone other than an owner of record or sent somewhere other than the address of record, or when proceeds are to be sent by wire or electronic transfer (only for New Fund Investor Class) to a bank account not designated in advance. Ariel Bond Fund also requires a signature guarantee when the address of record has been changed in the past sixty days or when you ask for proceeds to be sent by wire but this option is not activated on the account. New Fund Institutional Class requires a signature guarantee for changes to the account or to the instructions for distribution of proceeds.

     Neither Ariel Bond Fund nor New Fund issues stock certificates.

     For more information relating to purchasing and selling shares of Ariel Bond Fund, see Ariel Bond Fund's Prospectus, dated February 1, 2005, and for more information relating to purchasing and selling shares of New Fund, see Appendix B.

Voting Information

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by Ariel Trust Board in connection with the Meeting. Only shareholders of record at the close of business on April 15, 2005 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no instruction is given, the persons named as proxies will vote in favor of the Proposed Reorganization. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. For soliciting services, estimated proxy expenses total $16,200. Neuberger Berman Inc. will bear all costs of solicitation. For additional information, including a description of the shareholder vote required for approval of the Proposed Reorganization, see "Information Relating to Voting Matters."

Federal Income Tax Consequences

     None of Ariel Bond Fund and its shareholders and New Fund is expected to recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization. See "Information Relating to the Proposed Reorganization -- Federal Income Tax Consequences."

                      COMPARISON OF PRINCIPAL RISK FACTORS

Main Risks

     The main risk factors for both Ariel Bond Fund and New Fund are substantially identical. Unless otherwise noted, the risks shown for the New Fund apply to the Ariel Bond Fund. Most of New Fund's performance will depend on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

     New Fund's yield and total return will change with interest rate movements. When interest rates rise, New Fund's share price will typically fall. New Fund's sensitivity to this interest rate risk will increase with any increase in New Fund's duration.

     Some debt securities in which New Fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent New Fund holds callable securities and the issuers repay the securities early, New Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, New Fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

     A downgrade or default affecting any of New Fund's securities would affect New Fund's performance. Performance could also be affected if unexpected interest rate trends cause New Fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, New Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

     Over time, New Fund may produce lower returns than stock investments and less conservative bond investments. Although Ariel Bond Fund's average return has outpaced inflation over the long term, New Fund may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on New Fund distributions.

     New Fund will normally execute an above-average amount of fixed income trading. Its annual portfolio turnover rate will typically exceed 300%, and in some years may even exceed 400%. A portfolio rate of 300% is equivalent to New Fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders will be taxed on the distributions.

Other Risks

     New Fund may use certain practices and securities involving additional risks.

     New Fund's use of certain derivatives to hedge interest rate risk could affect fund performance if interest rates, or the derivatives, do not perform as expected.

     Although New Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of New Fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

     When New Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality, short-term debt instruments. This could help New Fund avoid losses but may mean lost opportunities.

                   OVERVIEW OF ARIEL BOND FUND AND NEW FUND

Investment Objectives, Strategies, Policies of Ariel Bond Fund and New Fund

     Since New Fund has been created as a shell series of New Trust solely for the purpose of the Proposed Reorganization, it has investment objectives and principal investment policies and strategies that are substantially identical to those of Ariel Bond Fund. However, New Fund will not be subject to the following investment limitations that apply to Ariel Bond Fund: (1) the fundamental restriction that does not allow the fund to purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the fund); and (2) the non-fundamental restrictions that do not allow the fund (a) to purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the fund's total assets, (b) to purchase or retain the securities of any issuer if any officer or trustee of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer, (c) to loan portfolio securities, (d) to invest in the securities of other investment companies, (e) to invest in interests in oil, gas, or other mineral exploration or development programs, or (f) to purchase securities in companies, which together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in the securities of such companies.

New Fund's Goal and Strategy

     The investment goal of New Fund will be to seek to maximize total return through a combination of income and capital appreciation.

     To pursue this goal, New Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment grade.

     Under normal market conditions, New Fund will invest at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high-quality fixed-income securities for which a ready market exists. If the securities are private-sector issues -- corporate bonds, commercial paper or bonds secured by assets such as home mortgages -- generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. New Fund will also consider all bonds issued by the U.S. Government and its agencies to be high quality, although in highly unusual circumstances such bonds may present credit risk.

     The manager will consider three principal factors in managing New Fund's investments:

     o    the current level of and expected changes in interest rates;

     o the relative attractiveness of the different sectors of the bond market: U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper; and

     o    individual issue selection criteria.

     New Fund's Interest Rate Strategy. The manager will seek to protect the value of New Fund's bonds from interest rate increases -- and capture the gain in value when interest rates fall -- by managing New Fund's average duration against that of the overall U.S. bond market.

     The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. New Fund's duration will normally vary up to one year from the average. The duration will be shorter than the market average if the manager's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend -- that rates will fall and prices will rise. New Fund may deviate up to two years from the bond market's average duration, although the manager does not anticipate extending that far except in the most extreme circumstances.

     The manager will consider a combination of three key factors in its analysis of the future course of interest rates:

     o    pace of economic activity;

     o    U.S. monetary policy; and

     o    public's expectations for inflation.

     Generally, interest rates will rise and bond prices will fall with a growing economy, when the Federal Reserve raises interest rates, or with a rising inflation rate. Interest rates will fall and bond prices will rise with an opposite combination of factors.

     New Fund's Sector Selection. The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for New Fund to earn more than usual for bonds at a given level of risk. As the manager monitors the bond market, it will compare the differences in sector interest rates with historical levels in an effort to profit from deviations.

     New Fund's Individual Issue Selection. When making investment decisions, the manager will examine the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The manager will seek to assure that New Fund receives adequate compensation for the risk it is assuming and, if possible, will seek bonds that pay more than the prevailing rate of interest for the risks they involve.

     While Ariel Bond Fund may not change its investment objective without shareholder approval, New Fund will have the ability to change its goal without shareholder approval, although it does not currently intend to do so.

     Duration and Maturity. Duration is a measure of a bond investment's sensitivity to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in prevailing interest rates. Maturity addresses when the last payment on a bond will be made and does not measure interim payments.

     Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

     Bond Ratings. Most large issuers obtain credit ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated.

     New Fund considers bonds rated in the top four categories of credit quality by at least one rating agency to be investment grade.

Performance Information

     The performance information presented below is that of the Investor Class and Institutional Class of Ariel Bond Fund. Each class of New Fund will adopt the performance history of the corresponding Ariel Bond Fund class if, and when, the Proposed Reorganization has been approved by Ariel Bond Fund shareholders and the assets of Ariel Bond Fund have been transferred to New Fund.

     This information below provides different measures of Ariel Bond Fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

     The table compares Ariel Bond Fund's return to those of a broad-based market index. Ariel Bond Fund's performance figures include all of its expenses, but the index does not include costs of making investments or any tax consequences.

     For the New Fund, you will be able to obtain its current yield by phone or on the Internet. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.

Ariel Bond Fund Institutional Class Performance Information
-----------------------------------------------------------

     The charts below provide an indication of the risks of investing in Ariel Bond Fund Institutional Class. The bar chart shows how Ariel Bond Fund Institutional Class' performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

                 Year-by-Year % Returns as of 12/31 each year

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

1996                     3.15
1997                     9.16
1998                     7.65
1999                    -0.57
2000                    10.07
2001                     7.53
2002                     9.62
2003                     4.14
2004                     4.64

Best Quarter: Q3 '01, 4.44% Worst Quarter: Q2 '04, -2.19%

                Average Annual Total % Returns as of 12/31/2004

                                                                      Since Inception
                                              1 Year      5 Years        10/1/1995
------------------------------------------------------------------------------------
Ariel Bond Fund Institutional Class            4.64%       7.17%           6.32%
------------------------------------------------------------------------------------
Return After Taxes on Distributions            2.95%       4.96%           4.04%
------------------------------------------------------------------------------------
Return After Taxes on Distributions and
  Sale of Fund Shares                          3.19%       4.83%           4.01%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           4.34%       7.71%           6.88%
------------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that represents the investment grade bond market. It is composed of securities from the Lehman Brothers Treasury, Government-Related, Corporate and Securitized Indices.

     After-tax returns are calculated using the highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Ariel Bond Fund Investor Class Performance Information
------------------------------------------------------

     The charts below provide an indication of the risks of investing in Ariel Bond Fund Investor Class. The bar chart shows how Ariel Bond Fund Investor Class' performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

                 Year-by-Year % Returns as of 12/31 each year


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

1998                     7.23
1999                    -0.97
2000                     9.75
2001                     7.01
2002                     9.19
2003                     3.83
2004                     4.12

Best Quarter: Q3 '01, 4.34% Worst Quarter: Q2 '04, -2.29%

                Average Annual Total % Returns as of 12/31/2004

                                                                       Since
                                              1 Year      5 Years     2/1/1997
-------------------------------------------------------------------------------
Ariel Bond Fund Investor Class                 4.12%       6.75%       6.08%
-------------------------------------------------------------------------------
Return After Taxes on Distributions            2.58%       4.70%       3.88%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and
  Sale of Fund Shares                          2.86%       4.57%       3.85%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           4.34%       7.71%       7.00%
-------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that represents the investment grade bond market. It is composed of securities from the Lehman Brothers Treasury, Government-Related, Corporate and Securitized Indices.

     After-tax returns are calculated using the highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Comparative Fee Tables

     The tables set forth below show: (a) shareholder fees and annual operating expenses for each class of Ariel Bond Fund for the fiscal year ended September 30, 2004; and (b) the estimated expenses of each class of New Fund for the fiscal year ended October 31, 2005. Neither New Fund nor Ariel Bond Fund charges you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses.

Institutional Class Comparative Fee Table
-----------------------------------------

                                                                                                       Lehman Brothers
                                                                                         Ariel Bond       Core Bond
                                                                                            Fund            Fund
                                                                                       Institutional    Institutional
FEE TABLE                                                                                   Class           Class
-----------------------------------------------------------------------------------------------------------------------
Shareholder fees                                                                             None            None
-----------------------------------------------------------------------------------------------------------------------
Annual operating expenses (% of average net assets)
These are deducted from fund assets, so you pay
them indirectly

          Management fees*                                                                  0.45%           0.40%
Plus:     Distribution (12b-1) fees                                                          None            None
          Other expenses                                                                     None           0.30%
-----------------------------------------------------------------------------------------------------------------------
Equals:   Total annual operating expenses                                                   0.45%           0.70%
-----------------------------------------------------------------------------------------------------------------------
Minus:    Expense Reimbursements                                                             None           0.25%
-----------------------------------------------------------------------------------------------------------------------
Equals:   Net Expenses                                                                      0.45%           0.45%**
-----------------------------------------------------------------------------------------------------------------------

*    "Management fees" includes investment management and administration fees.

** NBMI has contractually agreed to reimburse certain expenses of New Fund through 10/31/2015, so that the total annual operating expenses of New Fund are limited to 0.45% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. New Fund has agreed to repay NBMI for expenses reimbursed to New Fund provided that repayment does not cause New Fund's annual operating expenses to exceed 0.45% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

     NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.20% of the fund's average net assets through 10/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.05% of its average net assets.

Investor Class Comparative Fee Table
------------------------------------

                                                                                                    Lehman Brothers
                                                                                       Ariel Bond      Core Bond
                                                                                          Fund           Fund
                                                                                        Investor       Investor
FEE TABLE                                                                                 Class          Class
--------------------------------------------------------------------------------------------------------------------
Shareholder fees                                                                           None            None
--------------------------------------------------------------------------------------------------------------------
Annual operating expenses (% of average net assets) These are deducted from fund assets, so you pay them indirectly

          Management fees*                                                                0.60%           0.52%
Plus:     Distribution (12b-1) fees                                                       0.25%           0.25%
          Other expenses                                                                   None           0.55%
--------------------------------------------------------------------------------------------------------------------
Equals:   Total annual operating expenses                                                 0.85%           1.32%
--------------------------------------------------------------------------------------------------------------------
Minus:    Expense Reimbursement                                                            None           0.47%
--------------------------------------------------------------------------------------------------------------------
Equals:   Net Expenses                                                                    0.85%           0.85%**
--------------------------------------------------------------------------------------------------------------------

* "Management fees" for New Fund includes investment management and administration fees.

** NBMI has contractually agreed to reimburse certain expenses of New Fund through 10/31/2015, so that the total annual operating expenses of New Fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. New Fund has agreed to repay NBMI for expenses reimbursed to New Fund provided that repayment does not cause New Fund's annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

     NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.20% of the fund's average net assets through 10/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.05% of its average net assets.

Expense Example

     The expense examples can help you compare costs between each class of Ariel Bond Fund and the corresponding class of New Fund if the Proposed Reorganization is approved. The examples assume that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that Ariel Bond Fund's and New Fund's expenses were those in the tables above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

Institutional Class Expense Example
-----------------------------------

                                         1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------------
Ariel Bond Fund Institutional Class       $46        $144        $252        $567
Lehman Brothers Core Bond Fund
  Institutional Class                     $46        $144        $252        $567
------------------------------------------------------------------------------------

Investor Class Expense Example
------------------------------

                                         1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------------
Ariel Bond Fund Investor Class            $87        $271        $471        $1,049
Lehman Brothers Core Bond Fund
  Investor Class                          $87        $271        $471        $1,049
-------------------------------------------------------------------------------

Management and Arrangements with Service Providers

     Andrew A. Johnson is a Managing Director of Lincoln Capital. He joined the predecessor to Lincoln Capital (Lincoln Capital Management Company) in 1989. Mr. Johnson is the co-head of investment grade fixed income and lead portfolio manager for multiple core bond portfolios. He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products Team. He is also a member of the Advisory Committee to Lincoln Capital's Board of Directors and the Firm's Steering Committee. Prior to joining the Firm, he was a manager of financial planning and analysis at Illinois Bell. Previously, he had been an R&D engineer at Northrop Defense Systems Division. Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago. He serves on the Lehman Brothers Analytics Advisory Council and Index Advisory Council.

     Richard W. Knee is a Managing Director and Board member of Lincoln Capital. He joined the predecessor to Lincoln Capital (Lincoln Capital Management Company) in 1983. Mr. Knee is the co-head of investment grade fixed income and lead portfolio manager with primary responsibility for full discretion portfolios, which include the Lehman Brothers Core Bond Fund, and custom strategies. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Interest Rate Strategy team. He is also a member of the Firm's Steering Committee. Prior to 1983, he was a fixed income portfolio manager in the trust departments of both the Harris Bank and the First National Bank of Chicago. Mr. Knee graduated from the University of Notre Dame and has an MBA from the University of California at Berkeley.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities.

     Responsibility to oversee management of Ariel Bond Fund rests with Ariel Trust Board. The investment adviser to Ariel Bond Fund is Ariel Capital, 200 East Randolph Drive, Suite 2900, Chicago, IL 60601. The investment sub-adviser is Lincoln Capital, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Ariel Capital also provides administrative services to Ariel Bond Fund and engages State Street Bank and Trust Company ("State Street") to act as the Fund's custodian and Boston Financial Data Services, a subsidiary of State Street, to serve as Ariel Bond Fund's transfer agent.

Ariel Distributors Inc., a wholly owned subsidiary of Ariel Capital, acts as principal underwriter of Ariel Bond Fund. They may directly or indirectly pay qualifying broker-dealers, financial institutions and other entities for providing distribution services to Ariel Bond Fund.

     Responsibility to oversee management of New Fund will rest with New Trust Board. The investment manager to New Fund will be NBMI, a wholly owned subsidiary of Neuberger Berman Inc., located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. NBMI will retain Lincoln Capital as sub-adviser; on April 1, 2005, Lincoln Capital changed its name to Lehman Brothers Asset Management LLC. Both Lincoln Capital and Neuberger Berman Inc. are wholly owned subsidiaries of Lehman Brothers Holdings Inc. NBMI also will serve as the administrator of New Fund and distributor of its shares. State Street will serve as New Fund's custodian and transfer agent.

     In approving the Reorganization Plan, you are also approving NBMI as New Fund's investment adviser and Lincoln Capital (under its new name) as New Fund's sub-adviser.

     See Appendix C for more information regarding arrangements with service providers of Ariel Bond Fund and New Fund.

Shareholder Rights

     The chart below describes some of the differences between your rights as an Ariel Bond Fund shareholder and your rights as a New Fund shareholder. Ariel Bond Fund is a series of Ariel Trust, a Massachusetts business trust, and New Fund is a series of New Trust, a Delaware statutory trust.

Category                      Ariel Bond Fund                     New Fund
----------------------------------------------------------------------------------------------------
 1. Par Value                 Each share has no par value.        Each share has a par value
                                                                  of $.001
----------------------------------------------------------------------------------------------------
 2. Preemptive Rights         None                                None
----------------------------------------------------------------------------------------------------
 3. Preference                None but subject to change          None
                              by Board as appropriate
----------------------------------------------------------------------------------------------------
 4. Appraisal Rights          None but subject to change          None
                              by Board as appropriate
----------------------------------------------------------------------------------------------------
 5. Conversion Rights         None                                None
----------------------------------------------------------------------------------------------------
 6. Exchange Rights (not      None                                None
    including the right to
    exchange among Funds)
----------------------------------------------------------------------------------------------------
 7. Shareholder Rights        No right to call for any            No right to call for any partition
                              partition or division of            or division of property, profits,
                              property, profits, rights or        rights or interest of the Trust
                              interest of the Trust
----------------------------------------------------------------------------------------------------

Category                      Ariel Bond Fund                     New Fund
----------------------------------------------------------------------------------------------------
 8. Personal Liability of     None, subject to theoretical        None
    Shareholders              risks under Massachusetts
                              common law
----------------------------------------------------------------------------------------------------
 9. Annual meetings           No annual meetings required,        No annual meetings required,
                              unless required under the           unless required under the
                              1940 Act                            1940 Act
----------------------------------------------------------------------------------------------------
10. Right to call meeting of  Shall be called upon request        Shall be called upon request
    shareholders              of shareholders owning at           of shareholders owning at least
                              least 10% of the outstanding        10% of the outstanding shares
                              shares
----------------------------------------------------------------------------------------------------
11. Notice of meetings        Mailed to each shareholder          Mailed to each shareholder
                              entitled to vote at least           entitled to vote at least
                              10 days prior to the meeting        15 days prior to the meeting
                              and not more than 90 days
                              prior to the meeting
----------------------------------------------------------------------------------------------------
12. Record date for meetings  Trustees may fix in advance a       Trustees may fix in advance a
                              date up to 90 days before the       date up to 90 days before the
                              meeting                             meeting
----------------------------------------------------------------------------------------------------
13. Election of Trustees      Requires plurality                  Requires plurality
----------------------------------------------------------------------------------------------------
14. Adjournment of meetings   A majority of shares present        A majority of shares present
                              in person or by proxy and           in person or by proxy and
                              entitled to vote                    entitled to vote
----------------------------------------------------------------------------------------------------
15. Removal of Trustees by    May be removed at a                 May be removed at a
    Shareholders              shareholder meeting by a            shareholder meeting by a
                              vote of shareholders owning         vote of shareholders owning
                              at least 2/3 of the outstanding     at least 2/3 of the outstanding
                              shares of the Trust                 shares of the Trust
----------------------------------------------------------------------------------------------------

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     Ariel Capital, a Delaware limited liability company, and Neuberger Berman Inc., a Delaware corporation, entered into an agreement dated March 18, 2005. Subject to certain conditions, Ariel Capital will sell certain assets and all of its goodwill with respect to Ariel Bond Fund to Neuberger Berman Inc. ("Purchase Transaction"). Ariel Capital will also agree to certain transitional and post-closing services and covenants. Upon the closing of the Purchase Transaction, Neuberger Berman Inc. will pay Ariel Capital $100,000 in cash. In addition, one year subsequent to the closing of the Purchase Transaction, Ariel Capital can earn up to $700,000 as additional purchase price in the event certain assets of the New Fund meet certain benchmarks. The reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with the sale by Ariel Capital, and the consummation of the Purchase Transaction is conditioned upon, among other things, shareholders of Ariel Bond Fund approving the Proposed Reorganization.

Description of the Agreement and Plan of Reorganization and Termination

     New Trust, on behalf of New Fund, and Ariel Trust, on behalf of Ariel Bond Fund, have entered into the Reorganization Plan, which provides that New Fund is to acquire the assets and assume the liabilities of Ariel Bond Fund. The Reorganization Plan sets forth the terms and conditions that will apply to the Proposed Reorganization. The following description is qualified in its entirety by reference to the Reorganization Plan, the form of which is set forth as Appendix A.

     The Reorganization Plan provides the details of the Proposed
Reorganization. In essence, the Proposed Reorganization will have three steps:

     o First, if the shareholders of Ariel Bond Fund approve the Reorganization Plan, Ariel Bond Fund will transfer all of its assets to New Fund. In exchange, Ariel Bond Fund will receive shares of New Fund Investor Class equal in number and net asset value to Ariel Bond Fund's Investor Class shares and shares of New Fund Institutional Class equal in number and net asset value to Ariel Bond Fund's Institutional Class shares, all calculated as of the close of business on the Closing Date. New Fund will assume all of Ariel Bond Fund's liabilities.

     o Second, New Fund, through its transfer agent, will open an account for each Investor Class and Institutional Class shareholder of Ariel Bond Fund and will credit each such account with Investor Class or Institutional Class shares, respectively, of New Fund equal in number and net asset value to the Ariel Bond Fund shares that the shareholder owned on the Closing Date (expected to be 6/10/2005, subject to change by the Trusts' agreement).

     o    Ariel Bond Fund will subsequently terminate.

     On the Closing Date, Ariel Bond Fund shareholders of each class will receive corresponding shares of New Fund equal in number and total value as their shares of Ariel Bond Fund. Because Ariel Bond Fund is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Proposed Reorganization.

     The assets of Ariel Bond Fund to be acquired by New Fund will consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and deferred and prepaid expenses shown as assets on Ariel Bond Fund's books -- Ariel Bond Fund owns as of immediately after the close of business on the Closing Date ("Effective Time"). The investment policies and limitations of Ariel Bond Fund and New Fund are sufficiently similar that it will not be necessary for Ariel Bond Fund to dispose of any assets or for New Fund to dispose of any of the assets it receives from Ariel Bond Fund in order for New Fund to operate within its investment policies and limitations after the consummation of the Proposed Reorganization. There is no present intention that New Fund will sell or otherwise dispose of any of the assets transferred to it by Ariel Bond Fund, except for dispositions made in the ordinary course of its business if market conditions warrant, dispositions if a particular security is no longer consistent with New Fund's investment strategy following the Proposed Reorganization and dispositions necessary to maintain its status as a regulated investment company for federal tax purposes.

     New Fund will assume all liabilities of Ariel Bond Fund. However, Ariel Bond Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

     The value of Ariel Bond Fund's assets to be acquired, and the amount of its liabilities to be assumed, by New Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with the valuation procedures described in Ariel Bond Fund's then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that Ariel Trust Board believes accurately reflects fair value.

     As soon as practicable after the Closing Date, Ariel Bond Fund will distribute pro rata to its shareholders of record as of the Effective Time, (1) the Investor Class shares of New Fund it receives in the Proposed Reorganization, so that each shareholder of Ariel Bond Fund Investor Class will receive a number of full and fractional Investor Class shares of New Fund equal in number and value to the shareholder's Ariel Bond Fund Investor Class shares and (2) the Institutional Class shares of New Fund it receives in the Proposed Reorganization, so that each shareholder of Ariel Bond Fund Institutional Class will receive a number of full and fractional Institutional Class shares of New Fund equal in number and value to the shareholder's Ariel Bond Fund Institutional Class shares. Such distribution will be accomplished by opening accounts on the books of New Fund in the names of Ariel Bond Fund shareholders and by transferring to these accounts the shares of each respective class of New Fund shares previously credited to Ariel Bond Fund on those books. Each shareholder's account shall be credited with the pro rata number of New Fund's Investor Class and Institutional Class shares due to that shareholder. Fractional shares of each class of New Fund will be rounded to the third decimal place. Ariel Bond Fund will be terminated as soon as practicable thereafter.

     Accordingly, immediately after the Proposed Reorganization, each former shareholder of Ariel Bond Fund Investor Class and Institutional Class will own Investor Class and Institutional Class shares of New Fund, respectively, with an aggregate value equal to the value of that shareholder's Ariel Bond Fund shares immediately prior to the Proposed Reorganization. Moreover, because shares of each class of New Fund will be issued at net asset value in exchange for the net assets of Ariel Bond Fund attributable to the corresponding class of Ariel Bond Fund shares, the Proposed Reorganization will not result in a dilution of the value of any shareholder account in Ariel Bond Fund.

     Any transfer taxes payable upon issuance of New Fund shares in a name other than that of the registered holder on Ariel Bond Fund's books as of the Effective Time of the shares actually or constructively exchanged therefor will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Ariel Bond Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is terminated.

     The consummation of the Proposed Reorganization is subject to certain conditions relating to the Reorganization Plan, including the following:

     o    Approval of the Reorganization Plan by the shareholders of Ariel Bond
          Fund;

     o    Receipt of certain legal opinions described in the Reorganization
          Plan;

     o Continuing accuracy of the representations and warranties in the Reorganization Plan; and

     o    Performance in all material respects of the Reorganization Plan.

     New Trust, on behalf of New Fund, and Ariel Trust, on behalf of Ariel Bond Fund, may mutually agree to terminate the Reorganization Plan at or prior to the Closing Date. Alternatively, either Fund may decide unilaterally to terminate the Reorganization Plan under certain circumstances. In addition, either Fund may waive the other party's breach of a provision or failure to satisfy a condition of the Reorganization Plan.

     Each of Ariel Trust or New Trust may amend the Reorganization Plan in any manner, provided that after Ariel Bond Fund's shareholders' approval thereof, no such amendment may have a material adverse effect on their interests. The expenses solely and directly related to the Proposed Reorganization will be paid by Neuberger Berman Inc.

Reasons for the Proposed Reorganization

     The primary reason for the Proposed Reorganization is to provide for the ongoing management of Ariel Bond Fund. Due to the relatively small asset size of Ariel Bond Fund, Ariel Capital, its investment adviser, had proposed to Ariel Trust Board the liquidation of Ariel Bond Fund. Ariel Bond Fund's sub-adviser, Lincoln Capital, expressed an interest in continuing to manage Ariel Bond Fund, which Ariel Trust Board believed would be preferable to liquidation. As a result, Neuberger Berman Inc., NBMI's parent company and an affiliate of Lincoln Capital, entered into an agreement with Ariel Capital dated March 18, 2005, pursuant to which Neuberger Berman Inc. would acquire certain assets and the goodwill related to Ariel Capital's business with respect to Ariel Bond Fund and Ariel Capital would agree to certain transitional and post-closing services and covenants. The Proposed Reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with that sale by Ariel Capital, and the consummation of the agreement is conditioned upon, among other things, shareholders of Ariel Bond Fund approving the Proposed Reorganization. The Proposed Reorganization will provide New Fund with access to new distribution capabilities and may result in an increase in assets of the fund.

Board Considerations

     Ariel Trust Board has determined that the Proposed Reorganization is in the best interests of Ariel Bond Fund and its shareholders and has approved the Reorganization Plan. In approving the Reorganization Plan, Ariel Trust Board considered the following factors, among others:

     (1)  the terms and conditions of the Reorganization Plan;

     (2)  the best interests of the shareholders of Ariel Bond Fund;

     (3) that Ariel Bond Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization);

     (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange);

     (5) the costs of the Proposed Reorganization are to be borne by Neuberger Berman Inc. and not by Ariel Bond Fund;

     (6) the performance history and continuing portfolio management of Ariel Bond Fund's sub-adviser, which will also sub-advise New Fund;

     (7) the respective management fees and operating expenses of Ariel Bond Fund and New Fund; and

     (8) the terms and conditions of the agreement between Ariel Capital and Neuberger Berman Inc.

     Ariel Trust Board carefully reviewed certain "due diligence" materials related to Neuberger Berman Inc. and its subsidiaries. After consideration of the factors mentioned above and other relevant information, Ariel Trust Board determined that the Proposed Reorganization is in the best interests of Ariel Bond Fund and its shareholders and unanimously approved the Reorganization Plan and directed that it be submitted to shareholders for approval. Ariel Trust Board was advised by independent counsel in connection with the Proposed Reorganization. Ariel Trust Board unanimously recommends that shareholders vote "FOR" approval of the Reorganization Plan.

     At a meeting held on March 16, 2005, New Trust Board approved the Reorganization Plan, finding that the Proposed Reorganization is in the best interests of New Fund and its shareholders.

Capitalization

     Capitalization tables showing unaudited capitalization of Ariel Bond Fund's Investor Class and Institutional Class shares, New Fund's Investor Class and Institutional Class shares and unaudited capitalization of Ariel Bond Fund and New Fund on a pro forma combined basis after the Proposed Reorganization are included in Appendix D.

Federal Income Tax Consequences

     The exchange of Ariel Bond Fund's assets for New Fund's shares and the latter's assumption of Ariel Bond Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). As a condition to consummation of the Proposed Reorganization, each Trust will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP, New Trust's counsel ("Opinion"), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust and conditioned on the Proposed Reorganization's being completed in accordance with the Reorganization Plan, for federal income tax purposes:

     (a) The Proposed Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Ariel Bond Fund will recognize no gain or loss on the transfer of its assets to New Fund in exchange solely for New Fund's shares and its assumption of Ariel Bond Fund's liabilities or on the subsequent distribution of those shares to Ariel Bond Fund's shareholders in exchange for their Ariel Bond Fund shares;

     (c) New Fund will recognize no gain or loss on its receipt of Ariel Bond Fund's assets in exchange solely for New Fund's shares and its assumption of Ariel Bond Fund's liabilities;

     (d) New Fund's basis in each asset it receives from Ariel Bond Fund will be the same as Ariel Bond Fund's basis therein immediately before the Proposed Reorganization, and New Fund's holding period for each such asset will include Ariel Bond Fund's holding period therefor;

     (e) An Ariel Bond Fund shareholder will recognize no gain or loss on the exchange of all its Ariel Bond Fund shares solely for New Fund shares pursuant to the Proposed Reorganization;

     (f) An Ariel Bond Fund shareholder's aggregate basis in the New Fund shares it receives in the Proposed Reorganization will be the same as the aggregate basis in its Ariel Bond Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those New Fund shares will include, in each instance, its holding period for those Ariel Bond Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no reorganization. Accordingly, the Proposed Reorganization will not result in the termination of Ariel Bond Fund's taxable year, Ariel Bond Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no reorganization, and the part of Ariel Bond Fund's taxable year before the Proposed Reorganization will be included in New Fund's taxable year after the Proposed Reorganization.

     Notwithstanding clauses (b) and (d), such opinion may state that no opinion is expressed as to the Proposed Reorganization's effect on each Fund or the Ariel Bond Fund's shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights information for Ariel Bond Fund is incorporated by reference to the Ariel Bond Fund Prospectus, dated February 1, 2005, and the Ariel Bond Fund Annual Report for the fiscal year ended September 30, 2004. Additional copies of the Ariel Bond Fund Prospectus and Annual Report are available upon request, without charge, by calling 1-800-292-7435 or on the Internet at www.arielmutualfunds.com. New Fund currently has no Financial Highlights information since its registration is currently pending with the SEC and it has not yet commenced operations. If Ariel Bond Fund shareholders approve the Proposed Reorganization, each class of New Fund will assume the Financial Highlights information of the corresponding class of Ariel Bond Fund after the Proposed Reorganization has been completed.

                     INFORMATION RELATING TO VOTING MATTERS

General Information

     Ariel Trust Board is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of Ariel Bond Fund or Lincoln Capital may also solicit proxies by telephone or in person. D.F. King & Co., Inc. and MIS Corp. have been hired to assist in the proxy solicitation. For soliciting services, estimated proxy expenses total $4,700 and $11,500, respectively. Neuberger Berman Inc. will bear all costs of solicitation. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Ariel Bond Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

     Only shareholders of Ariel Bond Fund of record at the close of business on April 15, 2005 will be entitled to vote at the Meeting. On April 15, 2005, there were outstanding and entitled to be voted 2,917,953.502 Investor Class shares and 7,568,797.894 Institutional Class shares of Ariel Bond Fund. Each share or fractional share is entitled to one vote or fraction thereof.

     If the accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it "For," "Against" or "Abstain," the persons named as proxies will vote it "FOR" the Proposed Reorganization. For information on adjournments of the Meeting, see "Quorum" below.

Shareholder Approval

     The Reorganization Plan is being submitted for approval at the Meeting in accordance with the provisions of the Declaration of Trust and By-laws of Ariel Bond Fund. Under the Declaration of Trust and By-laws, the Proposed Reorganization must be approved by the lesser of (a) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or (b) a majority of the outstanding shares of the Fund. Shareholders who do not vote for the Proposed Reorganization do not have appraisal rights.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on the Proposed Reorganization, abstentions and broker non-votes will have the same effect as votes cast against the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of Ariel Bond Fund for which instructions are received.

Control Persons

     As of April 15, 2005, the following persons owned of record 5% or more of the shares of Ariel Bond Fund:

Fund and Class                  Name and Address                     Percent Owned
--------------          --------------------------------             -------------
Ariel Bond Fund         CHARLES SCHWAB & CO INC
Investor Class          REINVEST ACCT
                        ATTN MUTUAL FUND DEPT
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104-4122                       6.3%

                        NATIONAL FINANCIAL SVCS CORP
                        FOR EXCLUSIVE BENEFIT OF OUR
                        CUSTOMERS
                        200 LIBERTY ST
                        NEW YORK NY 10281-1003                           24.5%

Fund and Class                  Name and Address                     Percent Owned
--------------          --------------------------------             -------------
                        SECURITY BENEFIT LIFE
                        INSURANCE CO
                        1 SW SECURITY BENEFIT PL
                        TOPEKA KS 66636-0001                              5.0%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E 3RD FL
                        JACKSONVILLE FL 32246-6484                       11.3%

                        UMB BANK, NA FIDUCIARY
                        FOR VARIOUS
                        TAX DEFERRED ACCOUNTS
                        1 SW SECURITY BENEFIT PL
                        TOPEKA KS 66636-0001                             14.5%

Ariel Bond Fund         LASALLE NATIONAL BANK CUST
Institutional Class     FBO CHICAGOLAND RACE MEET
                        OPERATORS
                        PO BOX 1443
                        CHICAGO IL 60690-1443                            17.3%

                        UNION BANK TR NOMINEE
                        FBO FNB OMNIBUS
                        PO BOX 85484
                        SAN DIEGO CA 92186-5484                          10.7%

                        MERCER TRUST CO CUST
                        IBEW LOCAL 134 JOINT PENSION TRUST
                        OF CHICAGO PENSION PLAN NO 5
                        INVESTORS WAY
                        NORWOOD MA 02062                                 33.6%

                        HYATT CORPORATION
                        200 W MADISON ST FL 42
                        CHICAGO IL 60606-3414                            20.3%

     As of April 15, 2005, the Trustees and officers of Ariel Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Investor Class and Institutional Class of Ariel Bond Fund.

Quorum; Adjournment

     A quorum is constituted by one-fourth of the total number of shares outstanding and entitled to vote at the Meeting present in person or represented by proxy. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies they are required to vote against such item "AGAINST" such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

Description of the Securities to be Issued

     New Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each series of New Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     New Trust Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that series entitled to vote.

     Under Delaware law, the shareholders of a series will not be personally liable for the obligations of any series; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument of New Trust requires that every written obligation of the Trust or a series contain a statement that such obligation may be enforced only against the assets of the Trust or a specific series and provides for indemnification out of the Trust or series property of any shareholder nevertheless held personally liable for the Trust or series obligations, respectively.

                      ADDITIONAL INFORMATION ABOUT NEW FUND
                               AND ARIEL BOND FUND

     Additional information about Ariel Bond Fund is included in the Prospectus, dated February 1, 2005, which is incorporated by reference herein. Additional information about Ariel Bond Fund may also be obtained from its Statement of Additional Information, dated February 1, 2005, and its Annual Report for the fiscal year ended September 30, 2004, which have been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for Ariel Bond Fund may be obtained without charge by calling Ariel Bond Fund at 1-800-292-7435 or on the Internet at www.arielmutualfunds.com. Ariel Bond Fund is subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements files reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

     o At the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549;

     o At the SEC's Regional Offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511;

     o By writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information, 450 Fifth Street, N.W., Washington, D.C. at rates prescribed by the SEC;

     o    By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

     o On the SEC's EDGAR database on the SEC's Internet Web site at http://www.sec.gov.

     New Fund is in the process of filing its first registration statement with the SEC and does not yet have an effective prospectus or statement of additional information. The registration of New Fund as an open-end management investment company will be effective prior to the Closing Date. New Fund's Investor Class will assume the performance history and financial highlights of Ariel Bond Fund's Investor Class and New Fund's Institutional Class will assume the performance history and financial highlights of Ariel Bond Fund's Institutional Class if shareholders approve the Proposed Reorganization.

                                  LEGAL MATTERS

     Opinions concerning certain legal matters pertaining to the Proposed Reorganization will be provided by legal counsel to New Trust, Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1221, and legal counsel to Ariel Trust, Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200, Chicago, Illinois 60603.

                                     EXPERTS

     The audited financial statements of Ariel Bond Fund incorporated by reference herein and included in Ariel Bond Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2004 have been audited by KPMG LLP, Ariel Bond Fund's Independent Registered Public Accounting Firm. Their report is included in Ariel Bond Fund's Annual Report to Shareholders. These financial statements have been incorporated herein by reference in reliance on KPMG LLP's report given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

     Ariel Trust Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Ariel Bond Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-628-8510.

                                     * * *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE NUMBER ON YOUR PROXY CARD OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS IDENTIFIED ON YOUR PROXY CARD.

                    This page is intentionally left blank.

                                                                      APPENDIX A


                          FORM OF AGREEMENT AND PLAN OF
                         REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of [__________________], 2005, among Neuberger Berman Income Funds, a Delaware statutory trust ("New Trust"), on behalf of Lehman Brothers Core Bond Fund, a segregated portfolio of assets ("series") thereof ("New Fund"), Ariel Investment Trust, a Massachusetts business trust ("Old Trust"), on behalf of its Ariel Premier Bond Fund series ("Old Fund"), and, solely for purposes of paragraph 6.2, Neuberger Berman Inc. and Ariel Capital Management, LLC ("Ariel Capital"). (Each of New Fund and Old Fund is sometimes referred to herein as a "Fund," and each of New Trust and Old Trust is sometimes referred to herein as an "Investment Company.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by New Trust on New Fund's behalf and by Old Trust on Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

     Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve Old Fund's changing its identity, form, and place of organization--by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest ("shares") in New Fund and New Fund's assumption of all of Old Fund's liabilities, (2) distributing those shares pro rata to Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund (all the foregoing transactions being referred to herein collectively as the "Reorganization"), all on the terms and conditions set forth herein.

     Each Investment Company's Board of Trustees (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof,
(1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Old Fund offers two classes of shares, designated Institutional Class shares and Investor Class shares ("Institutional Class Old Fund Shares" and "Investor Class Old Fund Shares," respectively, and collectively, "Old Fund Shares"). New Fund will offer two classes of shares, designated Lehman Brothers Institutional Class shares and

Neuberger Berman Investor Class shares ("Institutional Class New Fund Shares" and "Investor Class New Fund Shares," respectively, and collectively, "New Fund Shares"). The rights, powers, privileges, and obligations of the New Fund Shares will be substantially similar to those of the Old Fund Shares.

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION
     --------------------------------------

     1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall --

          (a) issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) (i) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Old Fund Shares then outstanding and (ii) Investor Class New Fund Shares equal to the number of full and fractional Investor Class Old Fund Shares then outstanding, and

          (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the Effective Time (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

     1.4 Immediately before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.6) for $10.00. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by New Trust's transfer agent opening accounts on New Fund's transfer agent books in the Shareholders' names and transferring those New

Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Institutional Class Old Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Old Fund Shares that Shareholder holds on the Closing Date, and the account for each Shareholder that holds Investor Class Old Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares equal to the number of full and fractional Investor Class Old Fund Shares that Shareholder holds on the Closing Date). All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.   CLOSING AND EFFECTIVE TIME
     --------------------------

     2.1 The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at New Trust's offices on June 10, 2005, or at such other place and/or time as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

     2.2 Old Trust shall direct State Street Bank and Trust Company, custodian for Old Fund ("Custodian"), to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and
(b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

     2.3 Old Trust shall direct Boston Financial Data Services, Inc., Old Trust's transfer agent ("Old Trust Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number (rounded to the third decimal place) of outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

     2.4 Old Trust shall deliver to New Trust at the Closing a certificate of an authorized officer of Old Trust setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Closing.

     2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     3.1 Old Trust, on Old Fund's behalf, represents and warrants to New Trust, on New Fund's behalf, as follows:

          (a) Old Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "Massachusetts business trust") that is duly organized and validly existing under the laws of that commonwealth; its Amended Declaration of Trust ("Declaration") is on file with that commonwealth's Secretary of State; and before January 1, 1997, Old Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

          (b) Old Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          (c)  Old Fund is a duly established and designated series of Old
               Trust;

          (d) At the Effective Time, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto;

          (e) Old Fund is not engaged currently, and Old Trust's execution, delivery, and performance of this Agreement will not result, in
               (1) a material violation of the Declaration or Old Trust's By-Laws (collectively, "Old Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;

          (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Trust, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

          (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Trust with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Trust;

          (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on September 30, 2004, have been audited by KPMG LLP, an independent registered public accounting firm, and present fairly, in all material respects, Old Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Trust's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

          (i) Since September 30, 2004, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

          (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Trust's Board approved the transactions contemplated by this Agreement ("Approval Time") through the Effective Time, Old Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Trust Transfer Agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

          (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

          (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

          (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          (q) Old Trust's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or on the date of the Closing do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (r) The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (s) New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

          (t) The Declaration permits Old Trust to vary its shareholders' investment therein; and Old Trust does not have a fixed pool of assets -- each series thereof (including Old Fund) is a managed portfolio of securities, and Ariel Capital, Old Fund's adviser, and Lincoln Capital Fixed Income Management Company, LLC, Old Fund's sub-adviser, have the authority to buy and sell securities for it.

     3.2 New Trust, on New Fund's behalf, represents and warrants to Old Trust, on Old Fund's behalf, as follows:

          (a) New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; and before January 1, 1997, New Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

          (b) New Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          (c) Before the Effective Time, New Fund will be a duly established and designated series of New Trust;

          (d) New Fund has not commenced operations and will not do so until after the Closing;

          (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) security convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

          (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) New Fund is not engaged currently, and New Trust's execution, delivery, and performance of this Agreement will not result, in
               (1) a material violation of New Trust's Trust Instrument ("Trust Instrument") or By-Laws (collectively, "New Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;

          (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

          (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

          (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

          (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

          (n) Assuming the truthfulness and correctness of Old Trust's representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          (o) New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

          (p) The Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

          (q) The Trust Instrument permits New Trust to vary its shareholders' investment therein; and New Trust does not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) is a managed portfolio of securities, and Neuberger Berman Management Incorporated ("Adviser") has the authority to buy and sell securities for it.

     3.3 Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

          (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) New Trust's filing with the Commission of a registration statement on Form N-14 relating to New Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), (2) the Commission's declaring effective New Trust's registration statement filed with the Commission on Form N-1A with respect to New Fund, and (3) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

          (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

          (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

          (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

          (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of Old Fund Shares that Shareholder held; none of New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

          (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

          (i) Immediately following consummation of the Reorganization, the Shareholders will own all New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization; and

          (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization; and the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets.

4.   COVENANTS
     ---------

     4.1 Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

     4.2 Old Trust covenants that New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 Old Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

     4.5 Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

     4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT
     --------------------

     Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

     5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

     5.3 New Trust shall have received an opinion of Seyfarth Shaw LLP ("Old Trust Counsel") substantially to the effect that:

          (a) Old Fund is a duly established series of Old Trust, a Massachusetts business trust that is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) This Agreement has been duly authorized and adopted by Old Trust on Old Fund's behalf;

          (c) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Old Trust Governing Documents or, to Old Trust Counsel's knowledge, violate any obligation of Old Trust under the express terms of any court order that names Old Trust and is specifically directed to it or its property, except as set forth in such opinion;

          (d) To Old Trust Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Old Trust, on Old Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

          (e) Old Trust is registered with the Commission as an investment company, and to Old Trust Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

          (f) To Old Trust Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against Old Trust (with respect to Old Fund) or any of its properties or assets attributable or allocable to Old Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Old Trust Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to Old Trust or Old Fund, and may (1) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than Old Trust has been duly authorized,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Old Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (5) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

     5.4 Old Trust shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("New Trust Counsel") substantially to the effect that:

          (a) New Fund is a duly established series of New Trust, a statutory trust that is validly existing as a statutory trust under the laws of the State of Delaware;

          (b) This Agreement has been duly authorized and adopted by New Trust on New Fund's behalf;

          (c) The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

          (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the New Trust Governing Documents or, to New Trust Counsel's knowledge, violate any obligation of New Trust under the express terms of any court order that names New Trust and is specifically directed to it or its property, except as set forth in such opinion;

          (e) To New Trust Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by New Trust, on New Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

          (f) New Trust is registered with the Commission as an investment company, and to New Trust Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

          (g) To New Trust Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against New Trust (with respect to New Fund) or any of its properties or assets attributable or allocable to New Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, New Trust Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to New Trust or New Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than New Trust has been duly authorized,

(3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with New Trust Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

     5.5 The Investment Companies shall have received an opinion of New Trust Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, New Trust Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which New Trust Counsel may treat as representations and warranties made to it, and in separate letters addressed to New Trust Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

          (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

          (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

          (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

          (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.6 Before the Closing, New Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("Initial Shares") to Adviser or an affiliate thereof in consideration of the payment of $10.00 to vote on the investment advisory agreement and sub-advisory agreement referred to in paragraph 5.7 and to take whatever other action it may be required to take as New Fund's sole shareholder;

     5.7 New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory agreement, a sub-advisory agreement, and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by Adviser or its affiliate as New Fund's sole shareholder; and

     5.8 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   BROKERAGE FEES AND EXPENSES
     ---------------------------

     6.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     6.2 Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by NB Inc. As used herein, "Reorganization Expenses" means (a) fees and expenses associated with filing, printing, and mailing the

Registration Statement, (b) all proxy solicitation costs associated with the Reorganization, (c) accounting fees New Trust and Old Trust incur, respectively, in connection with the Reorganization, (d) legal fees and expenses New Trust incurs in connection with the Reorganization, and (e) if Old Trust submits to NB Inc. at least two business days before the Closing a reasonably detailed invoice from Old Trust Counsel, the first $40,000 of legal fees and expenses payable to such counsel that Old Trust incurs in connection with the Reorganization. Ariel Capital shall bear all of Old Trust's legal fees and expenses not payable by NB Inc. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; SURVIVAL
     --------------------------

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

8.   TERMINATION
     -----------

     This Agreement may be terminated at any time at or before the Closing:

     8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 24, 2005, or such other date as to which the Investment Companies agree; or

    8.2 By the Investment Companies' mutual agreement.

     In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.   AMENDMENTS
     ----------

     The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY
     ------------

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS
     -------------

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees, officers, or shareholders.


     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

                                 NEUBERGER BERMAN INCOME FUNDS,
                                 on behalf of its series, Lehman Brothers Core Bond Fund

                                 By:
                                     ------------------------------------------
                                     [Name of officer]
                                     [Title]

                                 ARIEL INVESTMENT TRUST, on behalf
                                 of its series, Ariel Premier Bond Fund

                                 By:
                                     ------------------------------------------
                                     [Name of officer]
                                     [Title]


Solely for purposes of paragraph 6.2:
NEUBERGER BERMAN INC.

By: -----------------------------------------
    [Name of officer]
    [Title]

ARIEL CAPITAL MANAGEMENT, LLC

By: -----------------------------------------
    [Name of officer]
    [Title]

                                   APPENDIX B

               INFORMATION RELATING TO BUYING AND SELLING SHARES
                       OF NEW FUND'S SHARES OF EACH CLASS

INVESTOR CLASS SHARES

SHARE PRICES

     Because Neuberger Berman Investor Class shares of the fund do not have sales charges, the price you pay for each share of the fund is the net asset value per share. Similarly, because there are no fees for selling shares, the fund pays you the full share price when you sell shares.

     The fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

     In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The price of Neuberger Berman Investor Class shares of the fund is the total value of fund assets attributable to Neuberger Berman Investor Class shares minus the liabilities attributable to that class, divided by the total number of Neuberger Berman Investor Class shares outstanding. The share prices of the fund typically changes every business day.

     When valuing portfolio securities, the fund uses bid quotations. However, in certain cases, events that occur after certain markets have closed may render these quotations unreliable. When the fund believes a quotation does not reflect a security's current market value, the fund may substitute for the quotation a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

     Fair value pricing generally will be used by the fund if the exchange on which a fixed income security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a fund's net asset value calculation. The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the trustees' designee instead of being determined by market prices.

PRIVILEGES AND SERVICES

     As a Neuberger Berman fund shareholder, you have access to a range of services to make investing easier:

     Systematic Investments -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more in any bond fund in this prospectus. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

     Systematic Withdrawals -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     Electronic Bank Transfers -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

     Internet Access -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

     FUNDfone[RegTM] -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

     Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount -- say, $100 a month -- you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

     Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

     Distributions -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December).

     Unless you designate otherwise, your income dividends and capital gain distributions from the fund will be reinvested in additional shares of the distributing class of that fund. However, if you prefer you will receive all distributions in cash or reinvest capital gain distribution but receive income dividends in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in the fund or paid in cash.

     How distributions are taxed -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

     Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

     Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

     Distributions of income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

     In general, a portion of the income dividends from the Fund may be free from state and local income taxes. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax.

     How share transactions are taxed -- When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

     The taxes you actually owe on fund distributions and share transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

     How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

     Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

     A fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund. Withholding at that rate also is required from the fund's taxable distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

     In the case of a custodial account for a newborn, if the appropriate taxpayer identification number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from your investment provider) the custodian's date of birth and social security number together with a copy of the request made to the IRS for the newborn's social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

     You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

     The money the fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the fund or paid to shareholders in cash.

     Because of this, if you buy shares of the fund just before it makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

     Generally, if you're investing in the fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

MAINTAINING YOUR ACCOUNT

     When you buy shares -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

     Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Normally, for the fund, dividends are first earned or accrued the day after your purchase order is accepted.

     When you sell shares -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares."
See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

     In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:

     o    when selling more than $50,000 worth of shares

     o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

     o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

     When selling shares in an account that you do not intend to close, be sure to leave at least $2,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

     The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the fund's shareholders as a whole.

     Uncashed checks -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

     Statements and confirmations -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     When you exchange shares -- You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund. There are three things to remember when making an exchange:

     o    both accounts must have the same registration

     o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

     o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

     The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

     Placing orders by telephone -- Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery. You may also use FUNDfone[RegTM] or visit our website at www.nb.com.

     Proceeds from the sale of shares -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

     o in unusual circumstances where the law allows additional time if needed

     o if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

     The fund does not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. Also, if you lose a certificate, you will be charged a fee.

     Other policies -- Under certain circumstances, the fund reserves the right to:

     o    suspend the offering of shares

     o    reject any exchange or purchase order

     o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

     o    change, suspend, or revoke the exchange privilege

     o    suspend the telephone order privilege

     o satisfy an order to sell fund shares with securities rather than cash, for very large orders

     o suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors.

Distribution and Shareholder Servicing Fees

     The fund has adopted a plan under which the fund's Neuberger Berman Investor Class pays 0.25% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Signature Guarantees

     A signature guarantee is a guarantee that your signature is authentic.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     A notarized signature from a notary public is not a signature guarantee.

Investment Providers

     The Neuberger Berman Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

     The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you'll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

     If you use an investment provider, you must contact that provider to buy or sell shares of the fund described in this prospectus.

     Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. See "When You Exchange Shares" for more information.

Information Required From New Accounts

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

BUYING SHARES

Method                  Things to know                       Instructions
----------------------------------------------------------------------------------------------------
Sending us a check      Your first investment must           Fill out the application and
                        be at least $2,000                   enclose your check

                        Additional investments can           If regular first-class mail,
                        be as little as $100                 send to:
                                                                Neuberger Berman Funds
                        We cannot accept cash,                  Boston Service Center
                        money orders, starter checks,           P.O. Box 8403
                        cashier's checks, travelers             Boston, MA 02266-8403
                        checks, or other cash
                        equivalents                          If express delivery, registered
                                                             mail, or certified mail, send to:
                        You will be responsible for             Neuberger Berman Funds
                        any losses or fees resulting            c/o State Street Bank and
                        from a bad check; if necessary,         Trust Company
                        we may sell other shares                66 Brooks Drive
                        belonging to you in order               Braintree, MA 02184-3839
                        to cover these losses

                        All checks must be made out to
                        "Neuberger Berman Funds"; we
                        cannot accept checks made out
                        to you or other parties and
                        signed over to us
----------------------------------------------------------------------------------------------------
Wiring money            A wire for a first investment        Before wiring any money, call
                        must be for at least $2,000          800-877-9700 for an order
                                                             confirmation
                        Wires for additional investments
                        must be for at least $1,000          Have your financial institution
                                                             send your wire to State
                                                             Street Bank and Trust
                                                             Company Include your
                                                             name, the fund name, your
                                                             account number and other
                                                             information as requested
----------------------------------------------------------------------------------------------------

Method                  Things to know                       Instructions
----------------------------------------------------------------------------------------------------
Exchanging from         An exchange for a first              Call 800-877-9700 to place
  another fund          investment must be for at            your order
                        least $2,000; additional
                        investments must be for at           To place an order using
                        least $1,000                         FUNDfone[RegTM], call
                                                             800-335-9366 or through our
                        Both accounts involved               website at www.nb.com
                        must be registered in the
                        same name, address and tax ID
                        number An exchange order
                        cannot be cancelled or changed
                        once it has been placed
----------------------------------------------------------------------------------------------------
By telephone            We do not accept phone               Call 800-877-9700 to notify us
                        orders for a first investment        of your purchase

                        Additional investments must          Immediately follow up with
                        be for at least $1,000               a wire or electronic transfer

                        Additional shares will be            To add shares to an existing
                        purchased when your order            account using FUNDfone[RegTM],
                        is accepted                          call 800-335-9366 or you can
                                                             use our website at www.nb.com
                        Not available on retirement
                        accounts
----------------------------------------------------------------------------------------------------
Setting up systematic   All investments must be at           Call 800-877-9700 for
  investments           least $100                           instructions
----------------------------------------------------------------------------------------------------

SELLING SHARES

Method                  Things to know                       Instructions
----------------------------------------------------------------------------------------------------
Sending us a letter     Unless you instruct us               Send us a letter requesting us to
                        otherwise, we will mail your         sell shares signed by all
                        proceeds by check to the             registered owners; include your
                        address of record, payable to        name, account number, the fund
                        the registered owner(s)              name, the dollar amount or
                                                             number of shares you want to
                        If you have designated a bank        sell, and any other instructions
                        account on your application,
                        you can request that we wire         If regular first-class mail,
                        the proceeds to this account;        send to:
                        if the total balance in all of          Neuberger Berman Funds
                        your Neuberger Berman fund              Boston Service Center
                        accounts is less than $200,000,         P.O. Box 8403
                        you will be charged an $8.00            Boston, MA 02266-8403
                        wire fee
                                                             If express delivery, registered
                        You can also request that we         mail, or certified mail, send to:
                        send the proceeds to your               Neuberger Berman Funds
                        designated bank account by              c/o State Street Bank and
                        electronic transfer (ACH)               Trust Company
                        without fee                             66 Brooks Drive
                                                                Braintree, MA 02184-3839

                        You may need a signature
                        guarantee

                        Please also supply us with
                        your e-mail address and daytime
                        telephone number when you write
                        to us in the event we need to
                        reach you
----------------------------------------------------------------------------------------------------
Sending us a fax        For amounts of up to                 Write a request to sell shares
                        $50,000                              as described above
                                                             Call 800-877-9700 to obtain
                        Not available if you have            the appropriate fax number
                        changed the address on the
                        account in the past 15 days
----------------------------------------------------------------------------------------------------

Method                  Things to know                       Instructions
----------------------------------------------------------------------------------------------------
Calling in your order   All phone orders to sell shares      Call 800-877-9700 to place
                        must be for at least $1,000          your order
                        unless you are closing out
                        an account                           Give your name, account
                                                             number, the fund name, the
                        Not available if you have            dollar amount or number of
                        declined the phone option            shares you want to sell, and any
                        or are selling shares in certain     other instructions
                        retirement accounts (The
                        only exception is for those          To place an order using
                        retirement shareholders who          FUNDfone[RegTM], call
                        are at least 59 1/2 or older         800-335-9366 or visit our
                        and have their birthdates            website at www.nb.com
                        on file)

                        Not available if you have
                        changed the address on the
                        account in the past 15 days
----------------------------------------------------------------------------------------------------
Exchanging into another All exchanges must be for at         Call 800-877-9700 to place
  fund                  least $1,000                         your order

                        Both accounts must be                To place an order using
                        registered in the same name,         FUNDfone[RegTM], call
                        address and tax ID number            800-335-9366 or visit our
                                                             website at www.nb.com
                        An exchange order cannot be
                        cancelled or changed once it
                        has been placed
----------------------------------------------------------------------------------------------------
Setting up systematic   For accounts with at least           Call 800-877-9700 for
  withdrawals           $5,000 worth of shares in            instructions
                        them

                        Withdrawals must be at
                        least $100
----------------------------------------------------------------------------------------------------

Retirement Plans

     We offer investors a number of tax-advantaged plans for retirement saving:

     Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

     Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

     Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

Internet Connection

     Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

     The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that's most relevant to you.

     As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions -- 24 hours a day. You can also receive fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE(SM). If you want further information, please call 800-877-9700.

MARKET TIMING POLICY

     Frequent purchases, exchanges and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

     Neuberger Berman Management Inc. applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes efforts to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

     A description of policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information. The complete portfolio holdings for the fund are available at http://www.nb.com/ind/mutualfunds/prospectuses/ 15-30 days after each month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

FUND STRUCTURE

     The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Neuberger Berman Investor Class shares of the fund.

INSTITUTIONAL CLASS SHARES

ELIGIBLE ACCOUNTS

     The fund offers its shares for purchase by investors directly and through investment providers. The fund has a minimum initial investment of $1 million.

     The shares of the fund described in this prospectus are also available to qualified retirement plans, benefit plans and other accounts managed by Lehman Brothers and other investment providers.

     The fees and policies outlined in this prospectus are set by the fund described in this prospectus and by Neuberger Berman Management Inc. ("NBMI"). However, most of the information you'll need for managing your investment will come from Lehman Brothers or from your investment provider. This includes information on how to buy and sell shares of the fund, investor services, and additional policies.

     In exchange for the services it offers, Lehman Brothers and your investment provider may charge fees, which are generally in addition to those described in this prospectus.

MAINTAINING YOUR ACCOUNT

Purchasing Shares Directly or Through an Investment Provider

     When you buy shares -- Instructions for buying shares directly are under "Buying Shares." See "Investment Providers" if you are buying shares through Lehman Brothers or an investment provider. Whenever you make an initial investment in the fund or add to an existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars.

     Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. In the case of certain institutional investors, NBMI will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to NBMI or its administrative agent by the following morning. Normally, for the fund, dividends are first earned or accrued the day after your purchase order is received.

     When you sell shares -- If you bought your shares directly, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through Lehman Brothers or through an investment provider. You can place an order to sell some or all of your shares at any time. Fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

     In some cases, when you purchase shares directly or from an investment provider, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees").

     If your account falls below the minimum initial investment level of $1 million, the fund has the right to request that you bring the balance back up to the minimum. If you have not done so within 60 days, we may close your account and send you the proceeds by wire.

     The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when NBMI has determined that it is in the best interests of the fund's shareholders as a whole. Investors are urged to call 888-556-9030 before effecting any large redemption.

MARKET TIMING POLICY

     Frequent purchases and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any purchase order or suspend the telephone order privilege.

     NBMI applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes efforts to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

     Statements and confirmations. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     Placing orders by telephone. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

     The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

     There is no sales charge or commission paid for investment in fund shares. The fund does not issue certificates for shares.

     Other policies. Under certain circumstances, the fund reserves the right to:

     o    suspend the offering of shares

     o    reject any purchase order

     o    suspend the telephone order privilege

     o suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, on days when trading on the New York Stock Exchange ("Exchange") is restricted, or as otherwise permitted by the SEC

     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

Signature Guarantees

     You may need a signature guarantee when you purchase shares directly or from an investment provider. A signature guarantee is a guarantee that your signature is authentic.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     Signature guarantees are required for a variety of transactions including requests for changes to your account or instructions for distribution of proceeds. We reserve the right to require a signature guarantee on any transaction at our discretion.

     A notarized signature from a notary public is not a signature guarantee.

Investment Providers

     The shares of the fund available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

     The fees and policies outlined in this prospectus are set by the fund and by NBMI. However, if you use an investment provider, most of the information you'll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

     If you use an investment provider, you must contact that provider to buy or sell shares of the fund described in this prospectus.

Information Required from New Accounts

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds.

Portfolio Holdings Policy

     A description of the fund's policies and procedures with respect to disclosure of the fund's portfolio securities is available in the fund's statement of additional information. The complete portfolio holdings for the fund are available at http://www.nb.com/ind/mutualfunds/prospectuses/ 15-30 days after each month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

     If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions.

BUYING SHARES

Method         Things to know                     Instructions
-----------------------------------------------------------------------------------
Wiring money   The minimum initial purchase       Before wiring any money, call
               amount for this fund is $1         888-556-9030 for an order
               million; if your balance           confirmation
               should fall below this amount
               for a substantial period of        Have your financial institution
               time, we reserve the right to      send your wire to State Street
               request that you bring your        Bank and Trust Company
               balance back up to the
               minimum. If you have not           Include your name, the fund
               done so within 60 days, we         name, your account number
               may close your account and         and other information as
               send you the proceeds by mail.     requested
-----------------------------------------------------------------------------------
By telephone   We do not accept phone             Call 888-556-9030 to notify us
               orders for an initial investment   of your purchase

               Additional shares will be          Immediately follow up with
               purchased upon receipt of          a wire
               your money by our transfer
               agent
               Not available on retirement
               accounts
-----------------------------------------------------------------------------------

SELLING SHARES

Method                  Things to know                       Instructions
------------------------------------------------------------------------------------------------
Sending us a letter     We will wire the proceeds to         Send us a letter requesting us to
                        the bank account designated          sell shares signed by all
                        on your application.                 registered owners; include your
                                                             name, account number, the fund
                        You may need a signature             name, the dollar amount or
                        guarantee                            number of shares you want to
                                                             sell, and any other instructions
                        Please also supply us with
                        your e-mail address and              If regular first-class mail,
                        daytime telephone number             send to:
                        when you write to us in the             Lehman Brothers Funds
                        event we need to reach you              Boston Service Center
                                                                P.O. Box 8403
                                                                Boston, MA 02266-8403

                                                             If express delivery,
                                                             registered mail, or
                                                             certified mail, send to:
                                                                Lehman Brothers Funds
                                                                c/o State Street Bank and
                                                                Trust Company
                                                                66 Brooks Drive
                                                                Braintree, MA 02184-3839
------------------------------------------------------------------------------------------------
Sending us a fax        For amounts of up to $250,000        Write a request to sell shares as
                                                             described above
                        Not available if you have
                        changed the address on the           Call 888-556-9030 to obtain the
                        account in the past 15 days          appropriate fax number
------------------------------------------------------------------------------------------------
Calling in your order   All phone orders to sell             Call 888-556-9030 to place
                        shares must be for at least          your order
                        $1,000 unless you are closing
                        out an account                       Give your name, account
                                                             number, the fund name, the
                        Not available if you have            dollar amount or number of
                        declined the phone option            shares you want to sell, and
                                                             any other instructions
                        Not available if you have
                        changed the address on the
                        account in the past 15 days
------------------------------------------------------------------------------------------------

SHARE PRICES

     Because shares of the fund do not have a sales charge, the price your account pays for each share of the fund is the net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays the full share price when your account sells shares. Remember that your investment provider may charge fees for its investment management services.

     The fund is open for business every day the Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

     In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

     NBMI will process purchase orders when received on the basis of an arrangement that you will make payment on the same day by the close of the Exchange. The fund and NBMI reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

     In addition, for the fund to process your request, it must be in "good order." Good order means that you have provided sufficient information to process your request as outlined in this prospectus.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The price of Lehman Brothers Institutional Class shares of the fund is the total value of fund assets attributable to Lehman Brothers Institutional Class shares minus the liabilities attributable to that class, divided by the total number of Lehman Brothers Institutional Class shares outstanding. The share prices of the fund typically change every business day.

     When valuing portfolio securities, the fund uses bid quotations. However, in certain cases, events that occur after certain markets have closed may render these quotations unreliable. When the fund believes a quotation does not reflect a security's current market value, the fund may substitute for the quotation a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

     Fair value pricing generally will be used by the fund if the exchange on which a fixed income security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a fund's net asset value calculation. The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the trustees' designee instead of being determined by market prices.

DISTRIBUTIONS AND TAXES

     Distributions -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December).

     Consult your investment adviser about whether distributions from the fund to your account will be reinvested in additional shares of the fund or paid to your account in cash. Although fund distributions are actually made to the investment provider that holds the fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares' beneficial owner.

     How distributions are taxed -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

     Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

     Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

     Distributions of income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

     In general, a portion of the income dividends from the fund may be free from state and local income taxes. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax.

     How share transactions are taxed -- When you sell (redeem) fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

     The taxes you actually owe on fund distributions and share transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

     How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

     Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

     A fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund. Withholding at that rate also is required from the fund's taxable distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

     In the case of a custodial account for a newborn, if the appropriate taxpayer identification number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from your investment provider) the custodian's date of birth and social security number together with a copy of the request made to the IRS for the newborn's social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

     You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

     The money the fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the fund or paid to shareholders in cash.

     Because of this, if you buy shares of the fund just before it makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

     Generally, if you're investing in the fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

Fund Structure

     The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Lehman Brothers Institutional Class shares of the fund.

                                                                     APPENDIX C

                       ARRANGEMENTS WITH SERVICE PROVIDERS

Ariel Bond Fund
---------------

     The investment adviser to Ariel Bond Fund is Ariel Capital Management, LLC, 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 ("Ariel Capital"). Pursuant to an investment advisory agreement ("Investment Advisory Agreement") with Ariel Bond Fund, Ariel Capital performs or supervises the investment and reinvestment of the assets of Ariel Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of Ariel Bond Fund. Ariel Capital may delegate its investment management responsibilities to a sub-adviser selected by it and approved in accordance with the 1940 Act. The management services provided by Ariel Capital consist of maintaining Ariel Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of Ariel Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of Ariel Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement.

     For its services, Ariel Capital receives a monthly fee at an annual rate of 0.35% of the average daily net asset value of Ariel Bond Fund. Fees paid to Ariel Capital for the fiscal years ended September 30, 2002, 2003 and 2004 were $698,039, $821,668 and $852,924, respectively, under the Investment Advisory Agreement.

     The investment sub-adviser is Lincoln Capital Fixed Income Management Company, LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 ("Lincoln Capital"), pursuant to a sub-advisory agreement.

     The sub-advisory agreement provides in substance that Lincoln Capital buy and sell securities for Ariel Bond Fund and conducts the research necessary to manage the portfolio. Lincoln Capital manages the day-to-day investment operations for Ariel Bond Fund. The sub-advisory agreement provides that Ariel Capital will pay Lincoln Capital for its services as sub-adviser for both classes of Ariel Bond Fund at the annual rate of 0.30% of the first $50 million of average daily net assets; 0.20% for the next $50 million of average daily net assets; 0.15% for the next $150 million of average daily net assets; and 0.10% for the average daily net assets over $250 million. For the fiscal years ended September 30, 2002, 2003 and 2004, Lincoln Capital was paid by the Adviser $375,528, $395,127 and $377,060, respectively, for the Institutional Class and $23,257, $47,210 and $44,194, respectively, for the Investor Class. Lincoln Capital has waived its sub-advisory fee beginning as of January 1, 2005.

     Ariel Capital also provides administrative services to Ariel Bond Fund and engages State Street Bank and Trust Company to act as the Fund's custodian and Boston Financial Data Services ("BFDS"), a subsidiary of State Street Bank and Trust Company ("State Street"), to serve as the Fund's transfer agent. Under the administrative services agreement ("Administrative Services Agreement"), Ariel Capital has contracted to provide administrative services which include responding to shareholder requests for information on their accounts and on Ariel Bond Fund in general, preparing quarterly reports to shareholders detailing Ariel Bond Fund's strategies and performance, preparing and distributing proxy material to shareholders, and marketing shares of the Ariel Bond Fund through banks, brokers and other financial services firms through its wholly owned subsidiary, Ariel Distributors, Inc.

     For the services under the Administrative Services Agreement, the Ariel Bond Fund Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Ariel Bond Fund Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to Ariel Capital for the fiscal years ended September 30, 2002, 2003 and 2004 were $218,350, $273,503 and $280,963, respectively, under the
Administrative Services Agreement.

     Ariel Capital entered into an agreement with State Street under which State Street provides certain administrative services to Ariel Bond Fund. Under the direction and supervision of Ariel Capital, State Street performs fund administration services and prepares reports for the Ariel Board.

     State Street also has been retained by Ariel Trust to act as custodian and fund accountant. State Street's responsibilities include keeping custody of all of Ariel Bond Fund's investments. In this role, State Street prices the shares of Ariel Bond Fund daily and oversees the payment of distribution to shareholders.

     BFDS has been retained by Ariel Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Ariel Bond Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

     Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by BFDS to direct shareholders of Ariel Bond Fund may receive sub-transfer agent fees for such services from Ariel Bond Fund. Such fees may not exceed the amounts set by the Ariel Board, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Ariel Board has approved. In these cases, Ariel Capital pays the additional amount.

     Ariel Distributors Inc., 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 ("Ariel Distributors"), an affiliate of Ariel Capital, acts as the principal underwriter of Ariel Bond Fund. Pursuant to the underwriting agreement and the Rule 12b-1 Plan of Distribution ("Ariel Distribution Plan"), Ariel Distributors, as the principal underwriter, receives a fee at the annual rate of 0.25% of the Ariel Bond Fund Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Class of Ariel Bond Fund.

     During the fiscal year ended September 30, 2004, Ariel Bond Fund Investor Class paid Distribution Plan expenses of $62,118 to the principal underwriter. Of the total amount paid by Ariel Bond Fund Investor Class, $32,363 was used to pay broker-dealers for their distribution and maintenance services and $29,855 was used for advertising, shareholder account maintenance, printing and related costs.

     In connection with the exchange privilege with respect to the SSgA Money Market Fund, Ariel Distributors has established and maintains an omnibus account for such shareholders at the SSgA Money Market Fund's transfer agent. For its services, Ariel Distributors receives a fee from the fund at the rate of 0.25% of the average net assets of this account. Such fees help defray Ariel Distributors' costs of maintaining this omnibus account.

     Apart from the Distribution Plan, Ariel Capital, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

     Ariel Distributors and Ariel Capital also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions. Promotional incentives and marketing support may include: merchandise carrying Ariel Bond Fund's logo; occasional meals and tickets to sporting events and concerts; and payments or reimbursements used to offset marketing expenses and related costs of meetings held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution.

New Fund
--------

     The investment manager to New Fund will be Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 ("NBMI"), a wholly owned subsidiary of Lehman Brothers Holdings Inc., pursuant to a management agreement with New Trust on behalf of New Fund ("Management Agreement"). The Management Agreement will provide, in substance, that NBMI will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund's assets. NBMI will be permitted to effect securities transactions on behalf of New Fund through associated persons of NBMI. Pursuant to the Management Agreement, NBMI also will provide office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBMI will pay all salaries, expenses, and fees of the officers, trustees, and employees of New Trust who are officers, trustees, or employees of NBMI. New Fund will pay NBMI a management fee of 0.25% of New Fund's average daily net assets on the first $500 million; 0.225% on the next $500 million; 0.20% on the next $500 million; 0.175% on the next $500 million; and 0.15% over $2 billion.

     NBMI has contractually undertaken to reimburse the Investor Class and Institutional Class of New Fund so that the total operating expenses of each Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets and 0.45% of average daily net assets, respectively. This undertaking lasts until October 31, 2015. Each Class of New Fund has contractually undertaken to reimburse NBMI for the excess expenses paid by NBMI, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and 0.45% of average daily net assets, respectively, and the reimbursements are made within three years after the year in which NBMI incurred the expense.

     Another wholly owned subsidiary of Lehman Brothers Holdings Inc. and an affiliate of NBMI, Lincoln Capital will be sub-adviser to New Fund pursuant to a sub-advisory agreement ("Sub-Advisory Agreement"). On April 1, 2005, Lincoln Capital changed its name to Lehman Brothers Asset Management LLC.

     Pursuant to the Sub-Advisory Agreement, NBMI has delegated responsibility for the New Fund's day-to-day management to Lincoln Capital. The Sub-Advisory Agreement provides in substance that Lincoln Capital will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund's assets. The Sub-Advisory Agreement permits Lincoln Capital to effect securities transactions on behalf of New Fund through associated persons of Lincoln Capital. The Sub-Advisory Agreement also specifically permits Lincoln Capital to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to New Fund, although Lincoln Capital has no current plans to pay a material amount of such compensation.

     NBMI will provide facilities, services, and personnel to New Fund pursuant to an administration agreement with the Trust ("Administration Agreement"). For such administrative services, New Fund Investor Class will pay NBMI a fee of 0.27% of New Fund Investor Class' average daily net assets. New Fund Institutional Class will pay NBMI a fee of 0.15% of New Fund Institutional Class' average daily net assets.

     Under the Administration Agreement, NBMI will also provide to New Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by New Fund's shareholder servicing agent. NBMI will provide the following direct shareholder services: (1) process New Fund share purchase and redemption requests; (2) coordinate and implement bank-to-wire transfers in connection with New Fund share purchases and redemptions; (3) execute exchange orders; (4) respond to telephone and in-person inquiries from existing shareholders; (5) deal with shareholder complaints and correspondence;
(6) assist the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities; (7) solicit and gather shareholder proxies, perform services connected with the qualification of New Fund's shares for sale in various states; and (8) furnish other services the parties agree from time to time should be provided under the Administration Agreement.

     From time to time, NBMI or New Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of New Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     State Street, 225 Franklin Street, Boston, MA 02110, will serve as New Fund's custodian, transfer agent and shareholder servicing agent. As such, State Street will, among other things, safeguard New Fund's assets, receive purchase orders and redemption requests, maintain shareholder accounts, execute transactions with broker-dealers authorized by New Fund, prepare and transmit payments for dividends and record the issuance of shares of New Fund.

     NBMI will serve as the distributor ("Distributor") in connection with the offering of New Fund shares. Institutional Class shares will be offered on a no-load basis. The Distributor is New Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, will act as agent in arranging for the sale of New Fund's Investor Class and Institutional Class shares without sales commission or other compensation and will bear all advertising and promotion expenses incurred in the sale of those shares. The Distributor will agree: (1) to sell shares of New Fund only at net asset value ("NAV"); (2) that New Fund shall receive 100% of such NAV; and (3) to enter into agreements with dealers selected by the Distributor, providing for the sale to such dealers and resale by such dealers of New Fund shares at their NAV.

     New Trust, on behalf of New Fund, will also adopt a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class ("Distribution Plan") which, among other things, permits New Fund to pay NBMI fees for its services related to the sales and distribution of the Investor Class of shares and provide ongoing services to holders of those shares. Under the Distribution Plan, New Fund Investor Class will pay NBMI 0.25% of its average daily net assets. Payments with respect to the Investor Class are made only from assets attributable to that Class. For the Investor Class, NBMI may pay up to the full amount of the distribution fee it receives to broker-dealers, banks, third-party administrators and other institutions that support the sale and distribution of shares or provide services to the Class and its shareholders. The fee paid to such institutions is based on the level of such services provided. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses. The amount of fees paid by the Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Distribution Plan complies with these rules.

     For cash management purposes, New Fund may invest up to 25% of its assets in a money market fund managed by NBMI or its affiliates, pursuant to an SEC exemptive order. New Fund does not have any current intention to make use of this authority.

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

                                                                     APPENDIX D

                              CAPITALIZATION TABLES

     The following table shows the capitalization of Ariel Premier Bond Fund and Lehman Brothers Core Bond Fund as of March 31, 2005 and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. If approved by shareholders, Ariel Premier Bond Fund will be reorganized into the newly organized shell series, Lehman Brothers Core Bond Fund.

                             Lehman Brothers
                                Core Bond
                             Fund Neuberger    Ariel Premier
                                 Berman          Bond Fund      Pro Forma
                             Investor Class   Investor Class    Combined
--------------------------------------------------------------------------
Net Assets (000)                  N/A             $29,923        $29,923
Net Asset Value per share         N/A             $ 10.16        $ 10.16
Shares Outstanding (000)          N/A               2,944          2,944
--------------------------------------------------------------------------

                             Lehman Brothers
                                Core Bond
                               Fund Lehman    Ariel Premier
                                Brothers        Bond Fund
                              Institutional   Institutional    Pro Forma
                                  Class           Class        Combined
--------------------------------------------------------------------------
Net Assets (000)                  N/A             $77,210        $77,210
Net Asset Value per share         N/A             $ 10.18        $ 10.18
Shares Outstanding (000)          N/A               7,588          7,588
--------------------------------------------------------------------------


                                       D-1
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                    [LOGO] NEUBERGER | BERMAN
                    A Lehman Brothers Company

                    Neuberger Berman Management Inc.
                    605 Third Avenue 2nd floor
                    New York, New York 10158-0180

                    www.nb.com                                    S84066, S83926
                                                                  F0126 04/05